Supplement dated June 29, 2026, to the Statutory Prospectus dated May 1, 2026, for the following variable universal life policies issued by:

Pacific Life Insurance Company

Pacific Admiral VUL 2

MVP VUL Admiral 2

The purpose of this supplement is to update certain state specific information. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective June 29, 2026, the below sentence in the Appendix: State Law Variations section is hereby deleted:

Policies are not currently available for sale in the state of California. We will update the prospectus when Policies become available in the state.

CA SUPP_0626